                        PHH CORPORATION AND SUBSIDIARIES

                   Condensed Consolidated Statements of Income

                                   (Unaudited)

(In thousands except per share data)

                                                          Three Months Ended                         Six Months Ended
                                                              October 31,                               October 31,

                                                          1996              1995                 1996               1995
                                                          ----              ----                 ----               ----
Revenues:
    Vehicle management services                     $  345,166        $  334,291          $   684,402         $  668,053
    Real estate services                               193,626           207,064              410,655            411,516
    Mortgage banking services                           65,346            48,415              134,738             92,058
                                                      --------          --------           ----------         ----------
                                                       604,138           589,770            1,229,795          1,171,627
                                                       -------           -------            ---------          ---------


Expenses:
    Depreciation on vehicles under
       operating leases                                243,734           230,908              482,219            462,396
    Costs, including interest, of
       carrying and reselling homes                    154,140           171,489              334,512            347,032
    Direct costs of mortgage banking
       services                                         27,457            15,851               57,269             28,131
    Interest                                            55,966            55,932              113,197            109,384
    Selling, general and administrative                 82,878            82,373              165,522            159,804
                                                      --------          --------           ----------         ----------
                                                       564,175           556,553            1,152,719          1,106,747
                                                       -------           -------            ---------          ---------

Income before income taxes                              39,963            33,217               77,076             64,880

Income taxes                                            15,997            13,653               31,338             27,015
                                                      --------         ---------          -----------          ---------

Net income                                         $    23,966       $    19,564        $      45,738        $    37,865
                                                      ========         =========          ===========          =========



Net income per share                               $       .68       $       .57        $        1.29        $      1.09
                                                    ==========       ===========         ============         ==========

                             See accompanying notes.

                        PHH CORPORATION AND SUBSIDIARIES

                      Condensed Consolidated Balance Sheets



                                                                     October 31, 1996         April 30, 1996
(in thousands)                                                          (Unaudited)
ASSETS:
Cash                                                                    $     11,450             $     9,288
Accounts receivable, less allowance for
    doubtful accounts of $6,232 at October 31,
    1996 and $5,478 at April 30, 1996                                        442,951                 468,938
Carrying costs on homes under management                                      58,916                  46,560
Mortgage loans held for sale                                                 872,404                 874,794
Mortgage servicing rights and fees                                           280,344                 230,209
Property and equipment, net                                                   92,846                  93,089
Goodwill, net                                                                 47,656                  49,081
Other assets                                                                 125,384                 117,999
                                                                          ----------              ----------
                                                                           1,931,951               1,889,958
                                                                           ---------               ---------

ASSETS UNDER MANAGEMENT PROGRAMS:
Net investment in leases and leased vehicles                               3,285,721               3,216,224
Equity advances on homes                                                     666,905                 566,808
                                                                          ----------              ----------
                                                                           3,952,626               3,783,032
                                                                           ---------               ---------

                                                                         $ 5,884,577             $ 5,672,990
                                                                           =========               =========

LIABILITIES:
Accounts payable and accrued expenses                                   $    418,143            $    434,109
Advances from clients and deferred revenue                                   114,021                  96,439
Other debt                                                                   814,560                 903,442
Deferred income taxes                                                        221,700                 191,700
                                                                          ----------              ----------

                                                                           1,568,424               1,625,690
                                                                           ---------               ---------


LIABILITIES UNDER MANAGEMENT PROGRAMS                                      3,662,245               3,438,804
                                                                           ---------               ---------

STOCKHOLDERS' EQUITY:
Preferred stock, authorized 3,000,000 shares                                      --                      --
Common stock, no par value, authorized
    75,000,000 shares;  issued and outstanding
    34,885,942 shares at October 31, 1996
    and 34,661,524 shares at April 30, 1996                                   99,820                  96,081
Cumulative foreign currency translation
    adjustment                                                               (14,312)                (23,483)
Retained earnings                                                            568,400                 535,898
                                                                           ---------               ---------
                                                                             653,908                 608,496
                                                                           ---------               ---------

                                                                         $ 5,884,577             $ 5,672,990
                                                                           =========               =========

                             See accompanying notes.

                        PHH CORPORATION AND SUBSIDIARIES

                 Condensed Consolidated Statements of Cash Flows

                                   (Unaudited)

                                                                                        Six Months Ended October 31,
(In thousands)                                                                           1996                  1995
                                                                                         ----                  ----
Operating Activities:
Net income                                                                        $    45,738           $    37,865
    Adjustments to reconcile income to cash provided by operating activities:
       Depreciation on vehicles under operating leases                                482,219               462,396
       Other depreciation and amortization                                             16,359                15,933
       Amortization of capitalized servicing rights and fees                           27,620                15,016
       Additions to originated mortgage servicing rights                              (29,841)              (40,613)
       Additions to excess mortgage servicing fees                                    (48,768)              (30,263)
       Deferred income taxes                                                           29,167                20,095
       Gain on sale of assets                                                          (2,944)                    -
       Changes in:
         Accounts receivable                                                           33,960                 2,112
         Carrying costs on homes under management                                     (11,717)               (5,888)
         Mortgage loans held for sale                                                   2,390               (69,622)
         Accounts payable and accrued expenses                                        (22,797)              (13,907)
         Advances from clients and deferred revenue                                    16,367                10,205
         All other operating activity                                                  13,238               (17,505)
                                                                                  -------------         -------------
         Cash provided by operating activities                                        550,991               385,824
                                                                                  -------------         -------------
Investing Activities:
    Investment in leases and leased vehicles                                         (805,638)             (761,320)
    Repayment of investment in leases and leased vehicles                             290,395               271,379
    Value of homes acquired                                                        (1,776,201)           (2,695,199)
    Value of homes sold                                                             1,682,051             2,427,642
    Purchases of mortgage servicing rights                                                  -                (7,718)
    Additions to property and equipment, net of dispositions                          (12,615)               (8,913)
    Proceeds from sale of assets                                                        4,400                     -
    All other investing activities                                                     (7,887)              (28,128)
                                                                                  -------------         -------------

         Cash used in investing activities                                           (625,495)             (802,257)
                                                                                  -------------         -------------
Financing Activities:
    Net change in borrowings with terms of less than 90 days                         (156,217)              431,999
    Proceeds from issuance of other borrowings                                      1,024,486               748,915
    Principal payment on other borrowings                                            (751,365)             (765,534)
    Stock option plan transactions                                                      3,739                 9,250
    Payment of dividends                                                              (13,236)              (11,628)
                                                                                  -------------         -------------
         Cash provided by financing activities                                        107,407               413,002
                                                                                  -------------         -------------
 Effect of exchange rate changes on cash                                              (27,041)                1,339
                                                                                  -------------         -------------

Increase (decrease) in cash                                                             5,862                (2,092)

Cash at beginning of period                                                             9,288                 3,412
                                                                                  --------------        -------------

Cash at end of period                                                             $    15,150           $     1,320
                                                                                  --------------        =============

Supplemental disclosures of cash flow information:
    Cash payments for interest                                                    $   135,501           $   135,516
                                                                                  ==============        =============
    Cash payments for income taxes                                                $       672           $     4,667
                                                                                  ==============        =============

                             See accompanying notes.

                        PHH CORPORATION AND SUBSIDIARIES

              Notes to Condensed Consolidated Financial Statements

                                   (Unaudited)

SUMMARY OF ACCOUNTING POLICIES

Basis of Presentation

In the opinion of management, the accompanying unaudited condensed consolidated financial statements included in this Form 10-Q reflect all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results of operations for the periods presented. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year.

For further information, refer to the consolidated financial statements and footnotes included in the Company's annual report included as part of Form 10-K for the year ended April 30, 1996.

Capital Stock and Net Income Per Share

On June 24, 1996, the Board of Directors authorized a two-for-one common stock split which was distributed on July 31, 1996, to stockholders of record on July 5, 1996. All per share amounts herein and data as to outstanding common stock at have been adjusted for the common stock split.

Net income per share is computed on the basis of the weighted average number of shares of common stock outstanding during each period and common stock equivalents arising from the assumed exercise of outstanding stock options under the treasury stock method. See Exhibit 11 to this Form 10-Q which details the computation of net income per share.

Reclassifications

Certain reclassifications have been made to the prior years' condensed consolidated financial statements for comparative purposes.

CONTINGENT LIABILITIES

The Company and its subsidiaries are involved in pending litigation of the usual character incidental to the business transacted by them. In the opinion of management, such litigation will not have a material effect on the Company's consolidated financial statements.

SUBSEQUENT EVENT

On November 10, 1996, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with HFS Incorporated ("HFS"), and Mercury Acq. Corp., a wholly-owned subsidiary of HFS. Pursuant to the Merger Agreement, shares of the Company's common stock will be converted into a right to receive shares of HFS's common stock as determined in the Merger Agreement. The Merger is conditioned, among other things, upon the approval of the Company's and HFS's shareholders and upon certain regulatory approvals. The merger will be accounted for as a pooling of interests, and is expected to close in the first quarter of calendar year 1997.

In connection with the Merger Agreement, on November 13, 1996, the Company and First Chicago Trust company of New York, as Rights Agent, entered into an amendment to the Rights Agreement, dated as of March 15, 1996, by and between the Company and the Rights Agent (the "Rights Agreement"), having the effect of exempting the events and transactions contemplated by the Merger Agreement from the Rights Agreement.